FLEXSHARES® TRUST

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund

SUPPLEMENT DATED MARCH 25, 2021 TO THE SUMMARY PROSPECTUS DATED MARCH 1, 2021

1. Basit Amin is no longer a portfolio manager of the FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund. Volter Bagriy will join Robert Anstine and Brendan Sullivan as a portfolio manager of the FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund.

2. The paragraph under the section entitled “Management” is replaced with the following:

Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine and Brendan Sullivan, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since its inception in July 2019. Volter Bagriy, a Vice President of Northern Trust Investments, Inc., has served as a Portfolio Manager of the Fund since March 2021.

Please retain this Supplement with your Summary Prospectus for future reference.